UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2025

EBR SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56671	51-1164669
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Oakmead Parkway Sunnyvale, CA 94085
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (408) 720-1906

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 18, 2025, the Board of Directors of EBR Systems, Inc. (the “Company”) approved an amendment of the Company’s Amended and Restated Bylaws (the “Bylaws”), which became effective immediately. The amendment of the Bylaws modified the provisions for determining the presence of a quorum at all meetings of stockholders, to provide that the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of one-third (1/3) of the outstanding shares of stock entitled to vote, shall constitute a quorum for the transaction of business, and to provide that where a separate vote by a class or classes or series is required, except where otherwise provided by statute or by the Company’s Certificate of Incorporation or the Bylaws, one-third of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Prior to the amendment and restatement, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote constituted a quorum for the transaction of business.

The foregoing brief description of the amendment of the Bylaws is qualified in its entirety by the full text of the Bylaws as amended, filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

3.1	Amended and Restated Bylaws of the Company.

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2025	EBR SYSTEMS, INC.

	By:	/s/ John McCutcheon
	Name:	John McCutcheon
	Title:	Chief Executive Officer